SUPPLEMENT DATED FEBRUARY 15, 2024
to

PROSPECTUSES AND UPDATING SUMMARY PROSPECTUSES
EACH DATED MAY 1, 2023
FOR MASTERS CHOICE, MASTERS FLEX, MASTERS EXTRA, MASTERS CHOICE II AND
MASTERS FLEX II

PROSPECTUSES DATED APRIL 29, 2011
FOR MASTERS ACCESS, MASTERS I SHARE AND MASTERS EXTRA II

PROSPECTUS DATED MAY 1, 2009
FOR FUTURITY III

PROSPECTUS DATED MAY 1, 2008
FOR FUTURITY II

PROSPECTUSES DATED APRIL 11, 2006, AS SUPPLEMENTED DECEMBER 29, 2006,
AND PROSPECTUSES DATED MAY 1, 2006
FOR MASTERS IV AND MASTERS VII

PROSPECTUSES DATED MAY 1, 2006
FOR FUTURITY SELECT FOUR PLUS, FUTURITY SELECT INCENTIVE, FUTURITY SELECT FREEDOM, FUTURITY SELECT SEVEN, FUTURITY FOCUS II, FUTURITY SELECT FOUR AND FUTURITY ACCOLADE

ISSUED BY DELAWARE LIFE INSURANCE COMPANY
DELAWARE LIFE VARIABLE ACCOUNT F

This Supplement supersedes and replaces the supplement dated January 8, 2024, to the above-referenced Prospectuses.

This supplement contains information about the AB VPS Sustainable International Thematic Portfolio (the “Portfolio”) that is available as an investment option under your Contract.  The Board of Directors of AB Variable Products Series Fund, Inc. has approved the liquidation and termination of the Portfolio on or around April 15, 2024 (the “Liquidation Date”).  Allocations to the Sub-Account investing in the Portfolio (the “Liquidating Sub-Account”) will not be accepted after April 11, 2024.

If you currently have Account Value allocated to the Liquidating Sub-Account, then effective immediately, a single transfer of that allocation to any other Sub-Account available under your Contract, or to the Fixed Account, if available, will not count against the contractual transfer limitations.  If you participate in an optional living benefit, any transfer to a non-Designated Fund may cancel that benefit.  You can request a transfer in writing at our Service Address, or by calling us at (877) 253-2323. You can request copies of fund prospectuses for the other available Sub-Accounts by calling us at (800) 477-6545, Option 2, or access them via the customer documentation center on our web site at https://dfinview.com/DelawareLife?site=Annuity.

As of the close of business on the Liquidation Date, any Account Value remaining in the Liquidating Sub-Account will be automatically transferred to the MFS U.S. Government Money Market Portfolio Sub-Account.  This automatic transfer will not count against the contractual transfer limitations.

 If you submit a purchase payment after April 11, 2024, and your standing allocation instructions include the Liquidating Sub-Account, the purchase payment will be rejected and returned to you.  You may contact us at any time to update your standing allocation instructions, or you may submit new allocation instructions with your purchase payment.

After the Liquidation Date, any Dollar-Cost Averaging, Portfolio Rebalancing or automatic investment or withdrawal programs that have not been changed to replace the Liquidating Sub-Account will continue with the MFS U.S. Government Money Market Portfolio Sub-Account as the replacement.

THE CONTRACTS REFERENCED IN THIS SUPPLEMENT ARE NO LONGER FOR SALE

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE